UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – April 18, 2006

The First of Long Island Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 Glen Head Road, Glen Head, New York		11545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The First of Long Island Corporation (the “Corporation”) filed a Form 8-K on March 1, 2006 to report that William H. J. Hoefling was elected to the Board of Directors of the Corporation and its wholly-owned subsidiary, The First National Bank of Long Island (the “Bank”) effective February 24, 2006 until the 2006 Annual Meeting. It was not known at that time on which Board committees of the Corporation and the Bank Mr. Hoefling would serve. This Amendment No. 1 on Form 8-K/A is being filed to provide the following information within Item 5.02:

Item 5.02. Election of Director

At a meeting of the Board of Directors held on April 18, 2006, William H. J. Hoefling was appointed to serve on the Compensation Committee of the Corporation and the Loan Committee of the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation
(Registrant)

Date: April 20, 2006	By: /s/ Mark D. Curtis
Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)